TETON Westwood SmallCap
Equity Fund

A series of The TETON Westwood Funds

SUMMARY PROSPECTUS January 26, 2024

Class AAA (WESCX), A (WWSAX), C (WWSCX), I (WWSIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 26, 2024 are incorporated by reference into this Summary Prospectus.

Investment Objective

The SmallCap Equity Fund seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

Fees and Expenses of the SmallCap Equity Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the SmallCap Equity Fund. You may also incur usual and customary brokerage commissions and other charges when buying and selling shares that are not reflected in the fee table and expense example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the SmallCap Equity Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” of the SmallCap Equity Fund’s statutory prospectus, in Appendix A, “Sales Charge Reductions and Waivers through Certain Intermediaries,” attached to the statutory prospectus, and in the section entitled, “Purchase and Redemption of Shares” of the SmallCap Equity Fund’s Statement of Additional Information (“SAI”).

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.35%	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.60%	1.60%	2.35%	1.35%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.35)%	(0.35)%	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.25%	1.25%	2.00%	1.00%

(1)	Keeley-Teton Advisors, LLC (the “SmallCap Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the SmallCap Equity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.25% for Class AAA shares, 1.25% for Class A shares, 2.00% for Class C shares, and 1.00% for Class I shares. Under this same arrangement, the SmallCap Equity Fund will carry forward, for a period not to exceed two years from the date that an amount is waived, any fees in excess of the expense limitation and repay the SmallCap Adviser such amount provided the SmallCap Equity Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment. The fee waiver and/or expense reimbursement arrangement will continue until at least January 31, 2025, and may not be terminated by the Fund or the SmallCap Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the SmallCap Adviser, the SmallCap Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the SmallCap Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the SmallCap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the SmallCap Equity Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$127	$471	$838	$1,871
Class A Shares	$522	$852	$1,204	$2,196
Class C Shares	$303	$700	$1,224	$2,659
Class I Shares	$102	$393	$706	$1,593

You would pay the following expenses if you did not redeem your shares of the SmallCap Equity Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$127	$471	$838	$1,871
Class A Shares	$522	$852	$1,204	$2,196
Class C Shares	$203	$700	$1,224	$2,659
Class I Shares	$102	$393	$706	$1,593

Portfolio Turnover

The SmallCap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the SmallCap Equity Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the SmallCap Equity Fund’s performance. During the most recent fiscal year, the SmallCap Equity Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the SmallCap Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in a portfolio of common stocks of smaller companies. The SmallCap Adviser characterizes small capitalization companies as those companies with a market capitalization (defined as shares outstanding times current market price) between $100 million and $2.5 billion at the time of the SmallCap Equity Fund’s initial investment. The SmallCap Adviser may change this characterization at any time in the future based upon the market capitalizations of the securities included in the Russell 2000® and Russell 2000 Value Indexes. The SmallCap Adviser closely monitors the issuers and will sell a stock if the stock achieves its price objective and has limited further potential for a price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate, and/or the issuer suffers a negative change in its fundamental outlook.

The SmallCap Equity Fund may also invest up to 25% of its total assets in foreign securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in those of companies located in emerging markets. The SmallCap Equity Fund may also invest in foreign debt securities.

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Principal Risks

You may want to invest in the Fund if:

●	you are a long term investor

●	you seek growth of capital

●	you seek investments in small capitalization growth stocks as part of your overall investment strategy

The SmallCap Equity Fund’s share price will fluctuate with changes in the market value of the SmallCap Equity Fund’s portfolio securities. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell SmallCap Equity Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

Investing in the SmallCap Equity Fund involves the following risks:

●	Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the SmallCap Equity Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the SmallCap Equity Fund’s securities goes down, your investment in the SmallCap Equity Fund decreases in value.

●	Small- and Micro-Cap Company Risk. Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

●	Industrials Risk. Industrials companies are engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Industrials companies may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

●	Information Technology Risk. Information technology companies may have limited product lines, markets financial resources or personnel. Information technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

●	Financial Services Risk. The SmallCap Equity Fund may invest from time to time in securities issued by financial services companies. Financial services companies can be significantly affected by changing economic conditions, demand for consumer loans, refinancing activity and intense competition, including price competition. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change; unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector. Financial services companies are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. In the past, financial services companies in general experienced considerable financial distress, which led to the implementation of government programs designed to ease that distress.

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●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

●	Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund. The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known.

●	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the SmallCap Equity Fund holds, then the value of the SmallCap Equity Fund’s shares may decline.

●	Sector Risk. Although the Fund does not employ a sector focus, its exposure, from time to time, to specific sectors will increase based on the SmallCap Adviser’s perception of available investment opportunities. If the Fund focuses on a particular sector, the Fund may face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that sector. Furthermore, investments in particular sectors may be more volatile than the broader market as a whole.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the SmallCap Equity Fund by showing changes in the SmallCap Equity Fund’s performance from year to year, and by showing how the SmallCap Equity Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indexes. As with all mutual funds, the SmallCap Equity Fund’s past performance (before and after taxes) does not predict how the SmallCap Equity Fund will perform in the future. Updated information on the SmallCap Equity Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD SMALLCAP EQUITY FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

40%
30%
20%
10%
0%
-10%
-20%
-0.38%
-4.71%
31.15%
15.63%
-13.89%
28.46%
10.93%
29.98%
-12.46%
12.63%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

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During the calendar years shown in the bar chart, the highest return for a quarter was 37.22% (quarter ended December 31, 2020) and the lowest return for a quarter was (35.70)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2023, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood SmallCap Equity Fund Class AAA Shares
Return Before Taxes	12.63%	12.80%	8.51%
Return After Taxes on Distributions	11.83%	12.01%	6.79%
Return After Taxes on Distributions and Sale of Fund Shares	7.96%	10.16%	6.39%
TETON Westwood SmallCap Equity Fund Class A Shares
Return Before Taxes	8.11%	11.78%	7.88%
Class C Shares
Return Before Taxes	10.76%	11.95%	7.70%
Class I Shares
Return Before Taxes	12.89%	13.08%	8.78%
Indexes (reflects no deduction for fees, expenses or taxes)
Russell 2000 Index	16.93%	9.97%	7.16%
Russell 2000 Value Index	14.65%	10.00%	6.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of SmallCap Equity Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their SmallCap Equity Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs, (collectively, “IRAs”).

Management

The Adviser. Keeley-Teton Advisors, LLC (see MANAGEMENT OF THE FUNDS — The Adviser.)

The Portfolio Managers. The SmallCap Adviser has established an Investment Research Advisory Committee (the “Committee”), with respect to the Fund to be comprised of select individuals from the SmallCap Adviser. The Committee is ultimately responsible for the day-to-day management of the Fund’s portfolio and works with the team leaders in developing and executing the Fund’s investment program. The members of the Committee are as follows: Thomas Browne, Jr., Brian Leonard, Michael Maloney, Brian Keeley, Hendi Susanto, Wayne Plewniak, Mark N. Odegard, Nicholas Galluccio, James Dinsmore, William F. Fiedler, Macrae Sykes, Brian Sponheimer, Joseph Gabelli, Sarah Donnelly, Ashish Sinha, Marc Gabelli, Edward S. Borland, Justin Bergner and Robert M. Goldsborough.

Certain members of the Committee are portfolio managers, as described herein, and the remainder operate as analysts in support of the portfolio management team. Team members collaborate to oversee the assets of the Fund utilizing the resources of the broad organization. While certain portfolio managers and analysts have a sector and geographic focus, each is a generalist, charged with generating ideas for any portfolio and any industry. Once an investment idea is generated, it faces the scrutiny of the research team, and must qualify under the SmallCap Adviser’s strict investment criteria before it may be implemented for the Fund. This team approach reinforces the SmallCap Adviser’s discipline, as each team member participates in the analysis and evaluation of every analyst’s ideas. Team members collaborate to manage the assets of the Fund. The composition of the Committee and any respective team may change from time to time.

The SmallCap Equity Fund is overseen by members of the firm’s Global Value and Restructuring Team which consists of the portfolio managers listed herein who are jointly and primarily responsible for the day-to-day management of the Fund and additional global analysts at the firm.

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Mr. Nicholas F. Galluccio, Chairman of Teton Advisors, LLC and former President and Chief Executive Officer of Teton Advisors, Inc., has served as portfolio manager of the SmallCap Equity Fund since July 1, 2008. Mr. Scott R. Butler has served as co-portfolio manager of the SmallCap Equity Fund since January 26, 2018. Hendi Susanto, Macrae Sykes, Brian Sponheimer, Thomas Browne, Jr., and Brian Leonard each has served as a portfolio manager of the SmallCap Equity Fund since January 28, 2022.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan.

Class I shares are available to investors with a minimum investment of $500,000 when purchasing shares directly through G.distributors, LLC, the SmallCap Equity Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem the SmallCap Equity Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal delivery or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase SmallCap Equity Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

SmallCap Equity Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the SmallCap Equity Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the SmallCap Equity Fund.

Tax Information

The SmallCap Equity Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the SmallCap Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the SmallCap Equity Fund and its related companies may pay the intermediary for the sale of SmallCap Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the SmallCap Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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464 multi 2024

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